U.S. SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                     FORM 8-K/A


                                    CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES EXCHANGE ACT OF 1934

           Date of Report (date of earliest event reported): April 13, 2007

                                   WORLD AM, INC.
                (Exact Name of Company as Specified in Its Charter)

          Nevada                       0-30639                 90-0142757
(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                     Identification No.)

4340 Von Karman Avenue, Suite 200, Newport Beach, California      92660
         (Address of Principal Executive Offices)               (Zip Code)

         Company's telephone number, including area code:  (949) 955-5355


       4040 MacArthur Boulevard, Suite 240, Newport Beach, California 92660
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

     Effective on April 13, 2007, the Company has moved its headquarters to 4340 Von Karman Avenue, Suite 200, Newport Beach,
California 92660. The telephone and fax numbers for the company remain the same.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601 of Regulation S-B.

                                SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       World Am, Inc.



Dated: June 6, 2007                    By: /s/ Robert A. Hovee
                                       Robert A. Hovee
                                       Chief Executive Officer

                             EXHIBIT INDEX

Number                        Description

99    Press release issued by the Company, dated April 13, 2007
      (incorporated by reference to Exhibit 99 of the Form 8-K filed on May 4, 2007).